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                                                                   EXHIBIT 10.16
   (Form of Agreement for Chief Operating Officer and Executive Vice Presidents)

                    EXECUTIVE RETENTION PROTECTION AGREEMENT


     EXECUTIVE RETENTION PROTECTION AGREEMENT ("Agreement") dated as of August 1, 1997 (the "Effective Date") by and between Delta Air Lines, Inc., a Delaware corporation (the "Company"), and [NAME] ("Executive").

     WHEREAS, Executive is presently employed by the Company in a key management capacity; and

     WHEREAS, the Board of Directors of the Company (the "Board") has determined that it is in the best interests of the Company and its stockholders that appropriate steps be taken to reinforce and encourage the continued attention of key management personnel, including Executive, to their assigned duties without the distraction that may arise from personal uncertainties associated with any pending or threatened change in control of the Company; and

     WHEREAS, the Board has also determined that it is in the best interests of the Company and its stockholders to encourage Executive's continued availability to the Company in the event of a change in control.

     NOW THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements of the parties set forth in this Agreement, and of other good and valuable consideration including, but not limited to, Executive's continuing employment with the Company, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

                                   ARTICLE 1

                               TERM OF AGREEMENT

     SECTION 1.01. Initial Term. The term of this Agreement shall commence on the Effective Date and shall expire December 31, 1998 (the "Initial Term"), subject to Sections 1.02 and 1.03.

     SECTION 1.02. Extensions. As of each December 31 after the Effective Date, the term of this Agreement shall automatically be extended by one year (each such additional one-year period following the Initial Term a "Successive Period") unless, at least sixty days prior to such December 31, (i) either party has provided the other with written notice of such party's intent that the term of this Agreement not be so extended or (ii) there occurs a termination of Executive's employment with the Company.


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     SECTION 1.03.  Automatic Extension Upon Change in Control.  In the event that a Change in Control occurs during the Initial Term or any Successive Period, upon the effective date of such Change in Control the term of this Agreement shall automatically be extended for a period of 36 months from the effective date of such Change in Control. The 36-month extension described in this Section 1.03 shall take effect regardless of whether, before or after the effective date of a Change in Control, Executive or the Company has given written notice of intent not to extend the term of the Agreement pursuant to
Section 1.02 or there has occurred a termination of Executive's employment, provided the term of the Agreement has not yet expired as of such effective date.

                                   ARTICLE 2

                  OBLIGATIONS OF COMPANY ON CHANGE IN CONTROL

     SECTION 2.01. Deferred Compensation. (a) In the event that a Change in Control occurs during the term of this Agreement, the Company shall promptly thereafter cause to be irrevocably deposited in trust for the benefit of Executive and his or her beneficiaries, on the terms set forth in Section 2.01(c), an amount equal to the balance as of the date of such deposit of Executive's accounts under the Deferred Compensation Plan. (Such trust is hereinafter referred to as the "Deferred Compensation Trust.") From and after the date of such Change in Control, the Company shall cause to be irrevocably deposited in the Deferred Compensation Trust any additional amounts that may be deferred from time to time by Executive under the Deferred Compensation Plan. Each such subsequent deposit shall be made on the date the applicable deferred amount would otherwise have been received by Executive, but for Executive's election to defer such receipt under the Deferred Compensation Plan.

     (b) The trustee of the Deferred Compensation Trust shall be a bank that is organized under the laws of the United States of America, has assets exceeding $500,000,000, and may validly exercise trustee powers under Georgia state law. All trustee's fees and other expenses of administering the Deferred Compensation Trust shall be borne by the Company.

     (c) The instrument governing the Deferred Compensation Trust (the "Trust Instrument") shall, to the extent reasonably necessary to assure that the Deferred Compensation Plan will continue to be treated as "unfunded" for purposes of ERISA and the Code, provide that upon insolvency of the Company the assets of the Trust will be subject to the claims of the Company's general creditors. The Trust Instrument shall provide that in all other respects the assets of the Deferred Compensation Trust will be maintained for the exclusive benefit of Executive and his or her beneficiaries, and will otherwise be subject to all fiduciary and other requirements of applicable state trust law. The Trust Instrument shall require that

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the trustee invest the assets of the Trust in a manner calculated to match as closely as the trustee deems reasonably possible the investment elections made from time to time by Executive under the Deferred Compensation Plan, and shall provide for payment of benefits in accordance with the terms of Executive's applicable payment elections as in effect from time to time under the Deferred Compensation Plan.

     (d) After the date of a Change in Control, the Company shall not (other than pursuant to Section 3.03(i) hereof) take any steps to disturb or alter Executive's (or Executive's beneficiaries') rights to receive amounts deferred under the Deferred Compensation Plan in accordance with such Executive's applicable payment elections as in effect from time to time. Nothing herein or in the Trust Instrument shall relieve the Company of its obligation to pay benefits under the Deferred Compensation Plan in accordance with the terms of such Plan, to the extent such benefits are not paid from the Deferred Compensation Trust.

     SECTION 2.02. Payment of Performance-Based Awards. In the event that a Change in Control occurs during the term of this Agreement and while Executive is employed by the Company, the Company shall promptly thereafter pay Executive the sum of (i) the Reference Incentive Compensation Award, prorated to reflect the portion of the fiscal year elapsed through the date of the Change in Control, and (ii) the Reference Long-Term Award, for each performance period that includes the date of the Change in Control under any long-term incentive plan maintained by the Company, prorated to reflect the portion of such performance period elapsed through the date of the Change in Control. The amounts referred to in clauses (i) and (ii) above shall be paid in the form of cash or shares of Company stock, in accordance with the terms of the applicable award agreements. The payment under this Section 2.02 shall discharge all liabilities of the Company to Executive under the Company's annual and long-term incentive plans and programs, and under this Agreement, with respect to performance-based incentive compensation (other than stock options and stock appreciation rights) for the periods referred to in clauses (i) and (ii) above.

     SECTION 2.03. Stock Options, Stock Appreciation Rights and Non-Performance-Based Award. In the event that a Change in Control occurs during the term of this Agreement and while Executive is employed by the Company, all outstanding stock options, stock appreciation rights, restricted stock (if not performance-based), or other non-performance-based awards held by Executive pursuant to the provisions of the Company's 1989 Stock Incentive Plan or any successor plan shall become immediately vested, nonforfeitable and exercisable as of the date of the Change in Control.

     SECTION 2.04.  Gross-Up Payment.   In the event that a Change in Control
occurs during the term of this Agreement, if any payment or acceleration of vesting


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or exercisability under this Article 2 would result in the imposition of excise tax under Section 4999 of the Code, or of any interest or penalties with respect to such excise tax, then Executive shall be entitled to a Gross-Up Payment with respect to such excise tax, interest or penalties. Such Gross-Up Payment shall be determined in the manner set forth in Article 4 (excluding Paragraph A and the last sentence of Paragraph B of Section 4.01), substituting the term "Change in Control" for the term "Qualifying Event" in Section 4.02. In addition, such Gross-Up Payment shall be subject to the provisions of Section 4.03 in the same manner as if such Gross-Up Payment had been paid under Article 4. The Company shall pay Executive the Gross-Up Payment described in this Section 2.04 as soon as practicable following the Change in Control, but in no event later than 30 days from such Change in Control.

                                   ARTICLE 3

                               SEVERANCE BENEFITS

     SECTION 3.01. Right to Severance Benefits. In the event that a Qualifying Event occurs during the term of this Agreement, Executive shall be entitled to receive from the Company Severance Benefits as described in Section 3.03 and the Gross-Up Payment described in Section 4.01. The Severance Benefits described in Sections 3.03(a), 3.03(b), 3.03(c), 3.03(d), 3.03(e), 3.03(f), 3.03(h) and
3.03(i), as well as the Gross-Up Payment, shall be paid or provided to Executive as soon as practicable following the Qualifying Event, but in no event later than 30 days from such Qualifying Event.

     SECTION 3.02. Qualifying Event. A "Qualifying Event" means any of the following events:

     (a) The involuntary termination of Executive's employment by the Company during the 36-month period following a Change in Control, other than (i) for Cause, or (ii) by reason of Executive's death or Disability;

     (b) Executive's voluntary termination of employment for Good Reason during the 36-month period following a Change in Control; or

     (c) The occurrence of a Change in Control within one year after (i) the involuntary termination of Executive's employment by the Company other than (A) for Cause, or (B) by reason of Executive's death or Disability; or (ii) Executive's voluntary termination of employment for Good Reason; if, in the case of either clause (i) or (ii), the involuntary termination or actions giving rise to the existence of Good Reason, as the case may be, were undertaken by the Company in anticipation of a Change in Control.

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     SECTION 3.03.  Severance Benefits.  Executive shall be entitled to the following benefits (the "Severance Benefits") under the circumstances described in Section 3.01:

     (a) The Company shall pay Executive a lump sum, in cash, equal to Executive's earned but unpaid Base Salary and other earned but unpaid cash entitlements for the period through and including the date of termination of Executive's employment, including unused earned and accrued vacation pay and unreimbursed business expenses. In addition, Executive shall be entitled to any other benefits earned or accrued by Executive for the period through and including the date of termination of Executive's employment under any other employee benefit plans and arrangements maintained by the Company, in accordance with the terms of such plans and arrangements, except as modified herein.

     (b) In the case of a Qualifying Event described in Section 3.02(c), the Company shall pay Executive the amount that would have been payable to Executive under Section 2.02, had the Change in Control occurred as of the date of termination of Executive's employment. The payment under this Section 3.03(b) shall be reduced by any payments previously made to Executive under the Company's annual and long-term incentive plans and programs, and under this Agreement, with respect to performance-based incentive compensation (other than stock options and stock appreciation rights) for the periods referred to in clauses (i) and (ii) of Section 2.02.

     (c) The Company shall pay Executive a lump sum, in cash, equal to three times the sum of Executive's Reference Salary and Reference Incentive Compensation Award.

     (d) The Company shall pay Executive a lump sum, in cash, equal to the actuarial present value of the difference between the retirement benefits described in clauses (i) and (ii) below:

            (i) The retirement benefits described in this clause shall be the total benefits that would be payable to Executive and his or her spouse under the Qualified Pension Plan and the Nonqualified Pension Plans in the form of a monthly annuity commencing as of Executive's Earliest Retirement Date, calculated in accordance with the terms of such plans as in effect on the date of termination of Executive's employment (or, if greater, as in effect immediately prior to the Change in Control), and assuming:

                   (A) Executive is fully vested in his or her benefits under such plans;


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                   (B) The number of years of Executive's credited service for purposes of benefit accrual under such plans is equal to three plus the number of such years of service credited under such plans without regard to this Section 3.03(d)(i)(B);

                   (C) Executive's age as of the Earliest Retirement Date is equal to Executive's actual age as of such date plus three years, for purposes of calculating any reduction under such plans for early commencement of benefits; and

                   (D) As of Executive's annuity starting date, Executive has a spouse who meets the requirements set forth in the Qualified Pension Plan for entitlement to automatic joint and survivor annuity benefits.

            (ii) The retirement benefits described in this clause shall be the benefits that would be payable to Executive and his or her spouse under the Qualified Pension Plan in the form of a monthly annuity commencing as of Executive's Earliest Retirement Date, calculated in accordance with the terms of such Plan, assuming that as of Executive's annuity starting date Executive has a spouse who meets the requirements set forth in the Qualified Pension Plan for entitlement to automatic joint and survivor annuity benefits.

For purposes of this Section 3.03(d), "actuarial present value" shall be calculated using the assumptions in effect, immediately prior to the Change in Control, for purposes of calculating actuarial equivalence under the Qualified Pension Plan. The payment under this Section 3.03(d) shall be reduced, in the case of a Qualifying Event described in Section 3.02(c), by the total amount of payments (if any) made to Executive and his or her spouse under the Nonqualified Pension Plans between the date of termination of Executive's employment and the date of payment under this Section 3.03(d). The payment under this Section 3.03(d) shall discharge all liabilities of the Company with respect to retirement benefits of Executive under the Nonqualified Pension Plans.

       (e) (i) If Executive has attained age 52 as of the date of termination of his or her employment, Executive shall be entitled to retiree medical and monthly survivor benefits from the Company commencing as of the date of the Qualifying Event. Such benefits shall be provided at a level of coverage no less generous, and at the same cost to Executive, as the retiree medical and monthly survivor benefits for which Executive would have been eligible upon retirement under the retiree benefits program maintained by the Company as in effect immediately prior to the Change in Control, provided, that if Executive has earned at least ten years of Continuous Service under the Qualified Pension Plan as of the date of termination of


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       employment (taking into account the assumption set forth in Section
       3.03(d)(i)(B)), the Company shall pay Executive a lump sum, in cash, equal to the present value (as of the date of the Qualifying Event) of any premium imposed solely because of early retirement. The assumption set forth in Section 3.03(d)(i)(B) shall be taken into account in determining the level of any service-related premium to which Executive becomes subject at any time with respect to retiree medical benefits provided by the Company.

            (ii) If, after taking into account the assumption set forth in
       Section 3.03(d)(i)(C), Executive has attained age 52 as of the date of termination of his or her employment, the Company shall, at its election, provide to Executive either: (A) retiree medical and monthly survivor benefits described in (i) above; or (B) a lump sum, in cash, equal to the present value (as of the date of the Qualifying Event) of the retiree medical and monthly survivor benefits described in (i) above.

            (iii) If, after taking into account the assumption set forth in
       Section 3.03(d)(i)(C), Executive has not attained age 52 as of the date of termination of his or her employment, the Company shall pay Executive a lump sum, in cash, equal to the present value (as of the date of the Qualifying Event) of medical, disability and monthly survivor coverage (as provided to active nonpilot personnel) of Executive and Executive's eligible dependents under the Medical Plans and Disability Plan for 36 months from the date of the Qualifying Event.

            (iv) In determining present value under clauses (i), (ii) and (iii) above, all terms applicable to Executive under the Medical Plans and Disability Plan immediately prior to the date of the Change in Control (including the level of premiums payable by Executive) shall be taken into account. The amount of such present value shall be determined by Northern Trust Retirement Consulting Inc. (the "Actuarial Firm") on the basis of such assumptions as the Actuarial Firm determines to be reasonable. In the event that the Actuarial Firm is serving as actuary for the Person effecting the Change in Control or is otherwise unavailable, Executive may appoint another nationally recognized actuarial firm to make the determinations required hereunder (which actuarial firm shall then be referred to as the Actuarial Firm hereunder). The Actuarial Firm shall provide its determination and detailed supporting calculations both to the Company and Executive within fifteen business days of the receipt of notice from Executive that there has been a Qualifying Event, or such earlier time as is requested by the Company. All fees and expenses of the Actuarial Firm shall be borne solely by the Company.


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     (f) The Company shall provide Executive with a fully paid-up term life insurance policy (with premiums pre-paid for the remainder of Executive's life) on Executive's life, providing Executive's beneficiaries with a death benefit of $50,000. In addition, if Executive is eligible for early or normal retirement benefits under the Qualified Pension Plan as of the date of termination of Executive's employment, the Company shall provide Executive a fully paid-up term life insurance policy (with premiums pre-paid for the remainder of Executive's life) on Executive's life, providing Executive's beneficiaries with a death benefit of two times Executive's Reference Salary. For purposes of determining Executive's entitlement to the life insurance policy described in the preceding sentence, the assumptions set forth in Sections 3.03(d)(i)(B) and 3.03(d)(i)(C) shall be taken into account.

     (g) Executive and Executive's spouse, for the remainder of their respective lives, and Executive's dependent children, for so long as they are under age 18 (or under age 23 if a full-time student), shall be entitled to free system-wide flight privileges on Company flights to any location which the Company serves. Such privileges shall entitle Executive, Executive's spouse and Executive's dependent children to unlimited positive space (or space available, at Executive's option) first-class tickets, but Executive's dependent children shall not be entitled to first-class privileges if under age 8; provided further that all of such flight privileges shall otherwise be subject to the same conditions and restrictions as pertain from time to time to the flight privileges generally provided by the Company to its retirees. Nothing herein shall be deemed as a limitation upon any retiree flight privileges for which Executive may otherwise qualify.

     (h) In the case of a Qualifying Event described in Section 3.02(c), all outstanding stock options, stock appreciation rights, restricted stock (if not performance-based), or other non-performance-based awards held by Executive pursuant to the provisions of the Company's 1989 Stock Incentive Plan or any successor plan shall become immediately vested, nonforfeitable and exercisable as of the date of the Change in Control. In addition, in the case of such a Qualifying Event, the Company shall, with respect to any such stock option, stock appreciation right, restricted stock or other nonperformance-based award forfeited by Executive on or after the date of termination of Executive's employment (except where such forfeiture occurs solely by reason of expiration of the term of such award), pay to Executive a lump sum, in cash, equal to the fair market value such award would have had as of the date of the Change in Control, taking into account the exercise price, if any, associated with such award and treating such award as fully vested and exercisable.

     (i) The Company shall pay (or cause the Deferred Compensation Trust to pay) to Executive a lump sum, in cash, equal to the balance of Executive's accounts under the Deferred Compensation Plan.

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     (j) The Company shall indemnify Executive (and Executive's legal representatives or other successors) to the fullest extent permitted by the Certificate of Incorporation and By-Laws of the Company, as in effect at such time or on the Effective Date, or by the terms of any indemnification agreement between the Company and Executive, whichever affords or afforded greater protection to Executive, and Executive shall be entitled to the protection of any insurance policies the Company may elect to maintain generally for the benefit of its directors and officers (and to the extent the Company maintains such an insurance policy or policies, Executive shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any Company officer or director), against all costs, charges and expenses whatsoever incurred or sustained by Executive or Executive's legal representatives at the time such costs, charges and expenses are incurred or sustained, in connection with any action, suit or proceeding to which Executive (or Executive's legal representatives or other successors) may be made a party by reason of Executive's being or having been a director, officer or employee of the Company, or any Subsidiary or Executive's serving or having served any other enterprise as a director, officer, employee or fiduciary at the request of the Company.

                                   ARTICLE 4

                              CERTAIN TAX PAYMENTS

     SECTION 4.01. Gross-Up Payment. The Company shall pay to Executive an additional lump sum payment (the "Gross-Up Payment"), in cash, equal to the sum of the amounts described in Paragraphs A and B (if any), below:

            A.  Executive shall be entitled under this paragraph to the sum of
       (i) the present value of all of Executive's applicable Federal, state and local taxes arising due to payments or coverage provided under
       Section 3.03(e), and (ii) an additional amount such that after payment by Executive of all of Executive's applicable Federal, state and local taxes on such additional amount, Executive will retain an amount equal to the total of Executive's applicable Federal, state and local taxes arising due to the payment required pursuant to clause (i) above. For purposes of clause (i) above, present value shall be determined using the appropriate "applicable federal rate" promulgated by the Treasury Department under Code Section 1274(d) for the month in which the Gross-Up Payment is made, assuming that all taxes will be paid on the due date therefor (without regard to extensions).

            B. If any portion of the Severance Benefits or any other payment under this Agreement, or under any other agreement with, or plan of the Company, including but not limited to stock options and other long-term

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       incentives (in the aggregate "Total Payments") would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then Executive shall be entitled under this paragraph to an additional amount such that after payment by Executive of all of Executive's applicable Federal, state and local taxes, including any Excise Tax, imposed upon such additional amount, Executive will retain an amount equal to the Excise Tax imposed on the Total Payments. The amount determined under this Paragraph B upon the occurrence of a Qualifying Event shall be reduced by the amount of any Gross-Up Payment previously paid to Executive under Section 2.04.

For purposes of Paragraphs A and B above, Executive's applicable Federal, state and local taxes shall be computed at the maximum marginal rates, taking into account the effect of any loss of personal exemptions resulting from receipt of the Gross-Up Payment.

     SECTION 4.02. Determinations. All determinations required to be made under this Article 4, including the amount of the Gross-Up Payment, whether a payment is required under Paragraph B of Section 4.01, and the assumptions to be used in determining the Gross-Up Payment, shall be made by Arthur Andersen LLP (the "Accounting Firm") which shall provide detailed supporting calculations both to the Company and Executive within twenty business days of the receipt of notice from Executive that there has been a Qualifying Event, or such earlier time as is requested by the Company. In the event that the Accounting Firm is serving as accountant or auditor for the Person effecting the Change in Control or is otherwise unavailable, Executive may appoint another nationally recognized accounting firm to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Company.

     SECTION 4.03. Subsequent Redetermination. Executive agrees (unless requested otherwise by the Company) to use reasonable efforts to contest in good faith any subsequent determination by the Internal Revenue Service that Executive owes an amount of Excise Tax greater than the amount determined pursuant to Section 4.02; provided, that Executive shall be entitled to reimbursement by the Company of all fees and expenses reasonably incurred by Executive in contesting such determination. In the event the Internal Revenue Service or any court of competent jurisdiction determines that Executive owes an amount of Excise Tax that is either greater or less than the amount previously taken into account and paid under this Article 4, the Company shall promptly pay to Executive, or Executive shall promptly repay to the Company, as the case may be, the amount of such excess or shortfall. In the case of any payment that the Company is required


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to make to Executive pursuant to the preceding sentence (a "Later Payment"), the
Company shall also pay to Executive an additional amount such that after payment by Executive of all of Executive's applicable Federal, state and local taxes on such additional amount, Executive will retain an amount equal to the total of Executive's applicable Federal, state and local taxes arising due to the Later Payment. In the case of any repayment of Excise Tax that Executive is required to make to the Company pursuant to the second sentence of this Section 4.03, Executive shall also repay to the Company the amount of any additional payment received by Executive from the Company in respect of applicable Federal, state and local taxes on such repaid Excise Tax, to the extent Executive is entitled to a refund of (or has not yet paid) such Federal, state or local taxes.

                                   ARTICLE 5

                           SUCCESSORS AND ASSIGNMENTS

     SECTION 5.01. Successors. The Company will require any successor (whether by reason of a Change in Control, direct or indirect, by purchase, merger, consolidation, or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform the obligations under this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place.

     SECTION 5.02. Assignment by Executive. This Agreement shall inure to the benefit of and be enforceable by Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees, and legatees. If Executive should die while any amount is owed but unpaid to Executive hereunder, all such amounts, unless otherwise provided herein, shall be paid to Executive's devisee, legatee, or other designee, or if there is no such designee, to Executive's estate. Executive's rights hereunder shall not otherwise be assignable.

                                   ARTICLE 6

                                 MISCELLANEOUS

     SECTION 6.01. Notices. Any notice required to be delivered hereunder shall be in writing and shall be addressed if to the Company, to:
     Delta Air Lines, Inc.
     Hartsfield Atlanta International Airport
     Post Office Box 20706
     Atlanta, GA 30320-2534
     Attn: General Counsel;

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       if to Executive, to Executive's last known address as reflected on the books and records of the Company

or such other address as such party may hereafter specify for the purpose by written notice to the other party hereto. Any such notice shall be deemed received on the date of receipt by the recipient thereof if received prior to 5 p.m. in the place of receipt and such day is a business day in the place of receipt. Otherwise, any such notice shall be deemed not to have been received until the next succeeding business day in the place of receipt.

     SECTION 6.02. Legal Fees and Expenses. The Company shall pay all legal fees, costs of litigation, prejudgment interest, and other expenses which are reasonably incurred by Executive as a result of (i) the Company's refusal to provide Severance Benefits or other amounts in accordance herewith, (ii) the Company's (or any third party's) contesting the validity, enforceability, or interpretation of the Agreement, (iii) any conflict between the parties pertaining to this Agreement, (iv) Executive's contesting any determination by the Internal Revenue Service pursuant to Section 4.03, or (v) Executive's pursuing any claim under Section 6.16 hereof.

     SECTION 6.03. Arbitration. Executive shall have the right and option to elect (in lieu of litigation) to have any dispute or controversy arising under or in connection with this Agreement settled by arbitration, conducted before a panel of three arbitrators sitting in a location selected by Executive within 50 miles from the location of his or her job with the Company, in accordance with the rules of the American Arbitration Association then in effect. Executive's election to arbitrate, as herein provided, and the decision of the arbitrators in that proceeding, shall be binding on the Company and Executive. Judgment may be entered on the award of the arbitrator in any court having jurisdiction. All expenses of such arbitration, including the fees and expenses reasonably incurred by Executive, shall be borne by the Company.

     SECTION 6.04. Unfunded Agreement. Except to the extent otherwise provided in Article 2, the obligations of the Company under this Agreement represent an unsecured, unfunded promise to pay benefits to Executive and/or Executive's beneficiaries, and shall not entitle Executive or such beneficiaries to a preferential claim to any asset of the Company.

     SECTION 6.05. Non-Exclusivity of Benefits. Unless specifically provided herein, neither the provisions of this Agreement nor the benefits provided hereunder shall reduce any amounts otherwise payable, or in any way diminish Executive's rights as an employee of the Company, whether existing now or hereafter, under any compensation and/or benefit plans (qualified or nonqualified),


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programs, policies, or practices provided by the Company, for which Executive may qualify. Vested benefits or other amounts which Executive is otherwise entitled to receive under any plan, policy, practice, or program of the Company (i.e., including, but not limited to, vested benefits under the Qualified Pension Plan), at or subsequent to the date of termination of Executive's employment shall be payable in accordance with such plan, policy, practice, or program except as expressly modified by this Agreement.

     SECTION 6.06. Compensation Taken Into Account. Severance Benefits provided hereunder (other than the Base Salary and Reference Incentive Compensation Award payable pursuant to Sections 3.03(a) or 3.03(b)) shall not be considered for purposes of determining Executive's benefits under any other plan or program of the Company (including without limitation the Qualified Pension Plan and the Nonqualified Pension Plans).

     SECTION 6.07. Employment Status. Nothing herein contained shall interfere with the Company's right to terminate Executive's employment with the Company at any time, with or without Cause, subject to the Company's obligation to provide such Severance Benefits and other amounts as may be required hereunder.

     SECTION 6.08. Mitigation. In no event shall Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to Executive under any of the provisions of this Agreement, nor shall the amount of any payment hereunder be reduced by any compensation earned by Executive as a result of employment by another employer.

     SECTION 6.09. No Set-Off. The Company's obligations to make all payments and honor all commitments under this Agreement shall be absolute and unconditional and shall not be affected by any circumstances including, without limitation, any set-off, counterclaim, recoupment, defense or other right which the Company may have against Executive.

     SECTION 6.10. Entire Agreement. This Agreement represents the entire agreement between the parties with respect to Executive's employment and/or severance rights upon a Change in Control, and supersedes all prior discussions, negotiations, and agreements concerning such rights, including, but not limited to, any prior severance agreement made between Executive and the Company.

     SECTION 6.11.  Tax Withholding.   Notwithstanding anything in this
Agreement to the contrary, the Company shall withhold from any amounts payable under this Agreement all federal, state, city, or other taxes as are legally required to be withheld.

     SECTION 6.12. Waiver of Rights. The waiver by either party of a breach of any provision of this Agreement shall not operate or be construed as a continuing waiver or as a consent to or waiver of any subsequent breach hereof.

     SECTION 6.13. Severability. In the event any provision of the Agreement shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Agreement, and the Agreement shall be construed and enforced as if the illegal or invalid provision had not been included.

     SECTION 6.14. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia without reference to principles of conflict of laws.

     SECTION 6.15. Counterparts. This Agreement may be signed in several counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were on the same instrument.

     SECTION 6.16. Claim Review Procedure. If Executive is denied benefits under this Agreement, Executive may request, in writing, a review of the denial by the Company or its designee within 60 days of receiving written notice of the denial. The Company shall respond in writing to a written request for review within 90 days of receipt of such request. Neither the claim procedure set forth in this Section 6.16 nor Executive's failure to adhere to such procedure shall derogate from Executive's right to enforce this Agreement through legal action, including arbitration as provided in Section 6.03.

                                   ARTICLE 7

                                  DEFINITIONS

     For purposes of this Agreement, the following terms shall have the meanings set forth below.

            "Accounting Firm" has the meaning accorded such term in Section
       4.02.

            "Actuarial Firm" has the meaning accorded such term in Section 3.03(e)(iv).

            "Affiliate" and "Associate" have the respective meanings accorded to such terms in Rule 12b-2 under the Exchange Act as in effect on the Effective Date.

            "Base Salary" means, at any time, the then-regular annual rate of pay which Executive is receiving as annual salary.

            "Beneficial Ownership." A Person shall be deemed the "Beneficial Owner" of, and shall be deemed to "beneficially own," securities pursuant to Rule 13d-3 under the Exchange Act as in effect on the Effective Date.

            "Board" has the meaning accorded such term in the second "Whereas" clause of this Agreement.

            "Cause" means the occurrence of any one or more of the following:

                   (a) A demonstrably willful and deliberate act or failure to act by Executive (other than as a result of incapacity due to physical or mental illness) which is committed in bad faith, without reasonable belief that such action or inaction is in the best interests of the Company, and which act or inaction is not remedied within fifteen business days of written notice from the Company; or

                   (b) Executive's conviction for committing an act of fraud, embezzlement, theft, or any other act constituting a felony involving moral turpitude.

       Notwithstanding the foregoing, Executive shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to Executive a copy of a resolution duly adopted by the affirmative vote (which cannot be delegated) of not less than three-quarters of the entire membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice to Executive and an opportunity for Executive, together with Executive's counsel, to be heard before the Board), finding that, in the good faith opinion of the Board, Executive is guilty of conduct set forth above in clauses (a) or (b) of this definition and specifying the particulars thereof in detail.

            "Change in Control" means, and shall be deemed to have occurred upon, the first to occur of any of the following events:

                   (a) Any Person (other than an Excluded Person) acquires,
            together with all Affiliates and Associates of such Person, Beneficial Ownership of securities representing 20% or more of the combined voting power of the Voting Stock then outstanding, unless such Person acquires Beneficial Ownership of 20% or more of the combined voting power of the Voting Stock then outstanding solely as a result of an acquisition of Voting Stock by the Company which, by reducing the Voting Stock outstanding, increases the proportionate Voting Stock beneficially owned by such Person (together with all Affiliates and Associates of such Person) to 20% or more of the combined voting power of the Voting Stock then outstanding; provided, that if a Person shall become the Beneficial Owner of 20% or more of the combined voting power of the Voting Stock then outstanding by reason of such Voting Stock acquisition by the Company and shall thereafter become the Beneficial Owner of any additional Voting Stock which causes the proportionate voting power of Voting Stock beneficially owned by such Person to increase to 20% or more of the combined voting power of the Voting Stock then outstanding, such Person shall, upon becoming the Beneficial Owner of such additional Voting
             Stock, be deemed to have become the Beneficial Owner of 20% or more of the combined voting power of the Voting Stock then outstanding other than solely as a result of such Voting Stock acquisition by the Company;

                   (b) During any period of two consecutive years (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board (and any new Director, whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was so approved), cease for any reason to constitute a majority of Directors then constituting the Board;

                   (c) A reorganization, merger or consolidation of the Company is consummated, in each case, unless, immediately following such reorganization, merger or consolidation, (i) more than 50% of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the Voting Stock outstanding immediately prior to such reorganization, merger or consolidation, (ii) no Person (but excluding for this purpose any Excluded Person and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 20% or more of the voting power of the outstanding Voting Stock) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

                   (d) The shareholders of the Company approve (i) a complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company, other than to any corporation with respect to which, immediately following such sale or other disposition, (A) more than 50% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the Voting Stock outstanding immediately prior to such sale or other disposition of assets, (B) no Person (but excluding for this purpose any Excluded Person and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20% or more of the voting power of the outstanding Voting Stock) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of such corporation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (C) at least a majority of the members of the board of directors of such corporation were members of the Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.

       Notwithstanding the foregoing, in no event shall a "Change in Control" be deemed to have occurred (i) as a result of the formation of a Holding Company, or (ii) with respect to Executive, if Executive is part of a "group," within the meaning of Section 13(d)(3) of the Exchange Act as in effect on the Effective Date, which consummates the Change in Control transaction. In addition, for purposes of the definition of "Change in Control" a Person engaged in business as an underwriter of securities shall not be deemed to be the "Beneficial Owner" of, or to "beneficially own," any securities acquired through such Person's participation in good faith in a firm commitment underwriting until the expiration of forty days after the date of such acquisition.

            "Code" means the Internal Revenue Code of 1986, as amended.

            "Company" has the meaning accorded such term in the introductory paragraph of this Agreement.

            "Deferred Compensation Plan" means the Company's Executive Deferred Compensation Plan (or any similar successor plan adopted by the Company), as in effect immediately prior to the Change in Control.

            "Deferred Compensation Trust"  has the meaning accorded such term in
       Section 2.01.

            "Disability" means Long-Term Disability, as such term is defined in the Disability Plan.

            "Disability Plan" means the Delta Family-Care Disability and Survivorship Plan (or any successor disability and/or survivorship plan adopted by the Company), as in effect immediately prior to the Change in Control (subject to changes in coverage levels applicable to all employees generally covered by such Plan).

            "Earliest Retirement Date" means the earliest date, after the date of termination of Executive's employment, as of which Executive would be eligible to commence receiving retirement benefits under the Qualified Pension Plan.

            "Effective Date" has the meaning accorded such term in the introductory paragraph of this Agreement.

            "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            "Excise Tax" has the meaning accorded such term in Section 4.01.

            "Excluded Person" means (i) the Company; (ii) any of the Company's Subsidiaries; (iii) any Holding Company; (iv) any employee benefit plan of the Company, any of its Subsidiaries or a Holding Company; or (v) any Person organized, appointed or established by the Company, any of its Subsidiaries or a Holding Company for or pursuant to the terms of any plan described in clause (iv).

            "Executive" has the meaning accorded such term in the introductory paragraph of this Agreement.

             "Good Reason" means, without Executive's express written consent, the occurrence of any one or more of the following:

                   (a) The assignment to Executive of duties inconsistent with
              Executive's authorities, duties, responsibilities and status as an officer of the Company, or a reduction or alteration in the nature or status of Executive's authorities, duties, or responsibilities, from those in effect as of the Reference Date; other than an insubstantial and inadvertent act that is remedied by the Company promptly after receipt of notice thereof given by Executive;

                   (b) The Company's requiring Executive to be based at a
              location in excess of 50 miles from Executive's principal job location or office immediately prior to the Reference Date; except for required travel on the Company's business to an extent consistent with Executive's business travel obligations immediately prior to the Reference Date;

                   (c) A reduction by the Company of Executive's Base Salary as in effect on the Reference Date (other than pursuant to a reduction by a uniform percentage of the salary of all full-time domestic employees of the Company who are not subject to a collective bargaining agreement); or a reduction in Executive's short-term or long-term incentive compensation opportunities under the executive incentive compensation plans of the Company for which Executive is eligible as in effect on the Reference Date;

                   (d) The failure by the Company to keep in effect
              compensation, retirement, health and welfare benefits, or perquisite programs under which Executive receives benefits substantially similar, in the aggregate, to the benefits under such programs as exist immediately prior to the Reference Date (other than pursuant to an equivalent reduction in such benefits of all full-time domestic employees of the Company who are not subject to a collective bargaining agreement); or the failure of the Company to meet the funding requirements, if any, of any of such programs; or

                   (e) Any material breach by the Company of its obligations
              under this Agreement or any failure of a successor of the Company to assume and agree to perform the Company's entire obligations under this Agreement, as required by Article 5 herein, provided that such successor has received at least ten days written notice from the Company or Executive of the requirements of Article 5.

            "Gross-Up Payment" has the meaning accorded such term in Section
       4.01.

            "Holding Company" means an entity that becomes a holding company for the Company or its businesses as a part of any reorganization, merger, consolidation or other transaction, provided that the outstanding shares of common stock of such entity and the combined voting power of the then outstanding voting securities of such entity entitled to vote generally in the election of directors is, immediately after such reorganization, merger, consolidation or other transaction, beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Voting Stock outstanding immediately prior to such reorganization, merger, consolidation or other transaction in substantially the same proportions as their ownership, immediately prior to such reorganization, merger, consolidation or other transaction, of such outstanding Voting Stock.

            "Initial Term" has the meaning accorded such term in Section 1.01.

            "Later Payment" has the meaning accorded such term in Section 4.03.

            "Medical Plans" means the DeltaFlex and the Delta Family-Care Medical Plans (or any successor medical plans adopted by the Company), as in effect immediately prior to the Change in Control (subject to changes in coverage levels applicable to all employees generally covered by such Plans).

            "Nonqualified Pension Plans" means the 1991 Delta Excess Benefit Plan and the Delta Supplemental Excess Benefit Plan (or any successor nonqualified defined benefit retirement plans adopted by the Company).

            "Person" means an individual, corporation, partnership, association, trust or any other entity or organization.

            "Qualified Pension Plan" means the Delta Family-Care Retirement Plan (or any successor qualified defined benefit retirement plan adopted by the Company).

            "Qualifying Event" has the meaning accorded such term in Section
       3.02.

            "Reference Date" means the earlier to occur of (i) a Change in Control and (ii) the date 90 days prior to the termination of Executive's employment.

            "Reference Incentive Compensation Award" means:

                   (a) for purposes of Article 2 hereof, the greater of the
              target annual incentive compensation award or bonus (A) for the Company's most recently completed fiscal year prior to the Change in Control; and (B) for the Company's fiscal year that includes the Change in Control.

                   (b) for purposes of Article 3 hereof, the greater of the
              target annual incentive compensation award or bonus (A) for the Company's most recently completed fiscal year prior to the termination of Executive's employment; and (B) for the Company's fiscal year that includes Executive's termination of employment.

            For purposes of both parts (a) and (b) of this definition, the "target annual incentive compensation award or bonus" with respect to any fiscal year shall be determined by multiplying the target salary percentage applicable to Executive for such year by the Reference Salary.

            "Reference Long-Term Award" means, for each performance period that includes the date of a Change in Control under a long-term incentive plan maintained by the Company, the greater of (i) the actual award payable to Executive for such performance period, calculated as if such performance period had ended on the date of the Change in Control and (ii) the target award payable to Executive for such performance period.

            "Reference Salary" means the greater of Executive's annual rate of Base Salary as in effect (i) upon the date of termination of Executive's employment, and (ii) immediately prior to the Change in Control.

            "Severance Benefits" has the meaning accorded such term in Section 3.03.

            "Subsidiary" of any Person means any other Person of which securities or other ownership interests having voting power to elect a majority of the board of directors or other Persons performing similar functions are at the time directly or indirectly owned by such Person.

            "Successive Period" has the meaning accorded such term in Section 1.02.

            "Total Payments" has the meaning accorded such term in Section 4.01.

            "Trust Instrument"  has the meaning accorded such term in Section
       2.01.

            "Voting Stock" means securities of the Company entitled to vote generally in the election of members of the Board.






     IN WITNESS WHEREOF, the Company and Executive have executed this Agreement, to be effective as of the day and year first written above.



EXECUTIVE                              Delta Air Lines, Inc.


______________________                 By:  ____________________
                                       Name:
                                       Title:

                                                                   EXHIBIT 10.16
                                  (Form of Agreement for Senior Vice Presidents)

                    EXECUTIVE RETENTION PROTECTION AGREEMENT


     EXECUTIVE RETENTION PROTECTION AGREEMENT ("Agreement") dated as of August 1, 1997 (the "Effective Date") by and between Delta Air Lines, Inc., a Delaware corporation (the "Company"), and [NAME] ("Executive").

     WHEREAS, Executive is presently employed by the Company in a key management capacity; and

     WHEREAS, the Board of Directors of the Company (the "Board") has determined that it is in the best interests of the Company and its stockholders that appropriate steps be taken to reinforce and encourage the continued attention of key management personnel, including Executive, to their assigned duties without the distraction that may arise from personal uncertainties associated with any pending or threatened change in control of the Company; and

     WHEREAS, the Board has also determined that it is in the best interests of the Company and its stockholders to encourage Executive's continued availability to the Company in the event of a change in control.

     NOW THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements of the parties set forth in this Agreement, and of other good and valuable consideration including, but not limited to, Executive's continuing employment with the Company, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

                                   ARTICLE 1

                               TERM OF AGREEMENT

     SECTION 1.01. Initial Term. The term of this Agreement shall commence on the Effective Date and shall expire December 31, 1998 (the "Initial Term"), subject to Sections 1.02 and 1.03.

     SECTION 1.02. Extensions. As of each December 31 after the Effective Date, the term of this Agreement shall automatically be extended by one year (each such additional one-year period following the Initial Term a "Successive Period") unless, at least sixty days prior to such December 31, (i) either party has provided the other with written notice of such party's intent that the term of this Agreement not be so extended or (ii) there occurs a termination of Executive's employment with the Company.

     SECTION 1.03. Automatic Extension Upon Change in Control. In the event that a Change in Control occurs during the Initial Term or any Successive Period, upon the effective date of such Change in Control the term of this Agreement shall automatically be extended for a period of 24 months from the effective date of such Change in Control. The 24-month extension described in this Section 1.03 shall take effect regardless of whether, before or after the effective date of a Change in Control, Executive or the Company has given written notice of intent not to extend the term of the Agreement pursuant to
Section 1.02 or there has occurred a termination of Executive's employment, provided the term of the Agreement has not yet expired as of such effective date.

                                   ARTICLE 2

                  OBLIGATIONS OF COMPANY ON CHANGE IN CONTROL

     SECTION 2.01. Deferred Compensation. (a) In the event that a Change in Control occurs during the term of this Agreement, the Company shall promptly thereafter cause to be irrevocably deposited in trust for the benefit of Executive and his or her beneficiaries, on the terms set forth in Section 2.01(c), an amount equal to the balance as of the date of such deposit of Executive's accounts under the Deferred Compensation Plan. (Such trust is hereinafter referred to as the "Deferred Compensation Trust.") From and after the date of such Change in Control, the Company shall cause to be irrevocably deposited in the Deferred Compensation Trust any additional amounts that may be deferred from time to time by Executive under the Deferred Compensation Plan. Each such subsequent deposit shall be made on the date the applicable deferred amount would otherwise have been received by Executive, but for Executive's election to defer such receipt under the Deferred Compensation Plan.

     (b) The trustee of the Deferred Compensation Trust shall be a bank that is organized under the laws of the United States of America, has assets exceeding $500,000,000, and may validly exercise trustee powers under Georgia state law. All trustee's fees and other expenses of administering the Deferred Compensation Trust shall be borne by the Company.

     (c) The instrument governing the Deferred Compensation Trust (the "Trust Instrument") shall, to the extent reasonably necessary to assure that the Deferred Compensation Plan will continue to be treated as "unfunded" for purposes of ERISA and the Code, provide that upon insolvency of the Company the assets of the Trust will be subject to the claims of the Company's general creditors. The Trust Instrument shall provide that in all other respects the assets of the Deferred Compensation Trust will be maintained for the exclusive benefit of Executive and his or her beneficiaries, and will otherwise be subject to all fiduciary and other requirements of applicable state trust law. The Trust Instrument shall require that the trustee invest the assets of the Trust in a manner calculated to match as closely as the trustee deems reasonably possible the investment elections made from time to time by Executive under the Deferred Compensation Plan, and shall provide for payment of benefits in accordance with the terms of Executive's applicable payment elections as in effect from time to time under the Deferred Compensation Plan.

     (d) After the date of a Change in Control, the Company shall not (other than pursuant to Section 3.03(i) hereof) take any steps to disturb or alter Executive's (or Executive's beneficiaries') rights to receive amounts deferred under the Deferred Compensation Plan in accordance with such Executive's applicable payment elections as in effect from time to time. Nothing herein or in the Trust Instrument shall relieve the Company of its obligation to pay benefits under the Deferred Compensation Plan in accordance with the terms of such Plan, to the extent such benefits are not paid from the Deferred Compensation Trust.

     SECTION 2.02. Payment of Performance-Based Awards. In the event that a Change in Control occurs during the term of this Agreement and while Executive is employed by the Company, the Company shall promptly thereafter pay Executive the sum of (i) the Reference Incentive Compensation Award, prorated to reflect the portion of the fiscal year elapsed through the date of the Change in Control, and (ii) the Reference Long-Term Award, for each performance period that includes the date of the Change in Control under any long-term incentive plan maintained by the Company, prorated to reflect the portion of such performance period elapsed through the date of the Change in Control. The amounts referred to in clauses (i) and (ii) above shall be paid in the form of cash or shares of Company stock, in accordance with the terms of the applicable award agreements. The payment under this Section 2.02 shall discharge all liabilities of the Company to Executive under the Company's annual and long-term incentive plans and programs, and under this Agreement, with respect to performance-based incentive compensation (other than stock options and stock appreciation rights) for the periods referred to in clauses (i) and (ii) above.

     SECTION 2.03. Stock Options, Stock Appreciation Rights and Non-Performance-Based Awards. In the event that a Change in Control occurs during the term of this Agreement and while Executive is employed by the Company, all outstanding stock options, stock appreciation rights, restricted stock (if not performance-based), or other non-performance-based awards held by Executive pursuant to the provisions of the Company's 1989 Stock Incentive Plan or any successor plan shall become immediately vested, nonforfeitable and exercisable as of the date of the Change in Control.

     SECTION 2.04. Gross-Up Payment. In the event that a Change in Control occurs during the term of this Agreement, if any payment or acceleration of vesting or exercisability under this Article 2 would result in the imposition of excise tax under Section 4999 of the Code, or of any interest or penalties with respect to such excise tax, then Executive shall be entitled to a Gross-Up Payment with respect to such excise tax, interest or penalties. Such Gross-Up Payment shall be determined in the manner set forth in Article 4 (excluding Paragraph A and the last sentence of Paragraph B of Section 4.01), substituting the term "Change in Control" for the term "Qualifying Event" in Section 4.02. In addition, such Gross-Up Payment shall be subject to the provisions of Section
4.03 in the same manner as if such Gross-Up Payment had been paid under Article
4.  The Company shall pay Executive the Gross-Up Payment described in this
Section 2.04 as soon as practicable following the Change in Control, but in no event later than 30 days from such Change in Control.

                                   ARTICLE 3

                               SEVERANCE BENEFITS

     SECTION 3.01. Right to Severance Benefits. In the event that a Qualifying Event occurs during the term of this Agreement, Executive shall be entitled to receive from the Company Severance Benefits as described in Section 3.03 and the Gross-Up Payment described in Section 4.01. The Severance Benefits described in Sections 3.03(a), 3.03(b), 3.03(c), 3.03(d), 3.03(e), 3.03(f), 3.03(h) and
3.03(i), as well as the Gross-Up Payment, shall be paid or provided to Executive as soon as practicable following the Qualifying Event, but in no event later than 30 days from such Qualifying Event.

     SECTION 3.02. Qualifying Event. A "Qualifying Event" means any of the following events:

     (a) The involuntary termination of Executive's employment by the Company during the 24-month period following a Change in Control, other than (i) for Cause, or (ii) by reason of Executive's death or Disability;

     (b) Executive's voluntary termination of employment for Good Reason during the 24-month period following a Change in Control; or

     (c) The occurrence of a Change in Control within one year after (i) the involuntary termination of Executive's employment by the Company other than (A) for Cause, or (B) by reason of Executive's death or Disability; or (ii) Executive's voluntary termination of employment for Good Reason; if, in the case of either clause (i) or (ii), the involuntary termination or actions giving rise to the existence of Good Reason, as the case may be, were undertaken by the Company in anticipation of a Change in Control.

     SECTION 3.03. Severance Benefits. Executive shall be entitled to the following benefits (the "Severance Benefits") under the circumstances described in Section 3.01:

     (a) The Company shall pay Executive a lump sum, in cash, equal to Executive's earned but unpaid Base Salary and other earned but unpaid cash entitlements for the period through and including the date of termination of Executive's employment, including unused earned and accrued vacation pay and unreimbursed business expenses. In addition, Executive shall be entitled to any other benefits earned or accrued by Executive for the period through and including the date of termination of Executive's employment under any other employee benefit plans and arrangements maintained by the Company, in accordance with the terms of such plans and arrangements, except as modified herein.

     (b) In the case of a Qualifying Event described in Section 3.02(c), the Company shall pay Executive the amount that would have been payable to Executive under Section 2.02, had the Change in Control occurred as of the date of termination of Executive's employment. The payment under this Section 3.03(b) shall be reduced by any payments previously made to Executive under the Company's annual and long-term incentive plans and programs, and under this Agreement, with respect to performance-based incentive compensation (other than stock options and stock appreciation rights) for the periods referred to in clauses (i) and (ii) of Section 2.02.

     (c) The Company shall pay Executive a lump sum, in cash, equal to two times the sum of Executive's Reference Salary and Reference Incentive Compensation Award.

     (d) The Company shall pay Executive a lump sum, in cash, equal to the actuarial present value of the difference between the retirement benefits described in clauses (i) and (ii) below:

                   (i) The retirement benefits described in this clause shall be the total benefits that would be payable to Executive and his or her spouse under the Qualified Pension Plan and the Nonqualified Pension Plans in the form of a monthly annuity commencing as of Executive's Earliest Retirement Date, calculated in accordance with the terms of such plans as in effect on the date of termination of Executive's employment (or, if greater, as in effect immediately prior to the Change in Control), and assuming:

                            (A)  Executive is fully vested in his or her
                     benefits under such plans;

                            (B) The number of years of Executive's credited service for purposes of benefit accrual under such plans is equal to two plus the number of such years of service credited under such plans without regard to this Section 3.03(d)(i)(B);

                            (C) Executive's age as of the Earliest Retirement Date is equal to Executive's actual age as of such date plus two years, for purposes of calculating any reduction under such plans for early commencement of benefits; and

                            (D) As of Executive's annuity starting date, Executive has a spouse who meets the requirements set forth in the Qualified Pension Plan for entitlement to automatic joint and survivor annuity benefits.

                     (ii) The retirement benefits described in this clause shall be the benefits that would be payable to Executive and his or her spouse under the Qualified Pension Plan in the form of a monthly annuity commencing as of Executive's Earliest Retirement Date, calculated in accordance with the terms of such Plan, assuming that as of Executive's annuity starting date Executive has a spouse who meets the requirements set forth in the Qualified Pension Plan for entitlement to automatic joint and survivor annuity benefits.

For purposes of this Section 3.03(d), "actuarial present value" shall be calculated using the assumptions in effect, immediately prior to the Change in Control, for purposes of calculating actuarial equivalence under the Qualified Pension Plan. The payment under this Section 3.03(d) shall be reduced, in the case of a Qualifying Event described in Section 3.02(c), by the total amount of payments

(if any) made to Executive and his or her spouse under the Nonqualified Pension Plans between the date of termination of Executive's employment and the date of payment under this Section 3.03(d). The payment under this Section 3.03(d) shall discharge all liabilities of the Company with respect to retirement benefits of Executive under the Nonqualified Pension Plans.

       (e) (i) If Executive has attained age 52 as of the date of termination of his or her employment, Executive shall be entitled to retiree medical and monthly survivor benefits from the Company commencing as of the date of the Qualifying Event. Such benefits shall be provided at a level of coverage no less generous, and at the same cost to Executive, as the retiree medical and monthly survivor benefits for which Executive would have been eligible upon retirement under the retiree benefits program maintained by the Company as in effect immediately prior to the Change in Control, provided, that if Executive has earned at least ten years of Continuous Service under the Qualified Pension Plan as of the date of termination of employment (taking into account the assumption set forth in Section 3.03(d)(i)(B)), the Company shall pay Executive a lump sum, in cash, equal to the present value (as of the date of the Qualifying Event) of any premium imposed solely because of early retirement. The assumption set forth in Section 3.03(d)(i)(B) shall be taken into account in determining the level of any service-related premium to which Executive becomes subject at any time with respect to retiree medical benefits provided by the Company.

              (ii) If, after taking into account the assumption set forth in
       Section 3.03(d)(i)(C), Executive has attained age 52 as of the date of termination of his or her employment, the Company shall, at its election, provide to Executive either: (A) retiree medical and monthly survivor benefits described in (i) above; or (B) a lump sum, in cash, equal to the present value (as of the date of the Qualifying Event) of the retiree medical and monthly survivor benefits described in (i) above.

              (iii) If, after taking into account the assumption set forth in
       Section 3.03(d)(i)(C), Executive has not attained age 52 as of the date of termination of his or her employment, the Company shall pay Executive a lump sum, in cash, equal to the present value (as of the date of the Qualifying Event) of medical, disability and monthly survivor coverage (as provided to active nonpilot personnel) of Executive and Executive's eligible dependents under the Medical Plans and Disability Plan for 24 months from the date of the Qualifying Event.

              (iv) In determining present value under clauses (i), (ii) and
       (iii) above, all terms applicable to Executive under the Medical Plans and Disability Plan immediately prior to the date of the Change in Control (including the level of premiums payable by Executive) shall be taken into account. The amount of such present value shall be determined by Northern Trust Retirement Consulting Inc. (the "Actuarial Firm") on the basis of such assumptions as the Actuarial Firm determines to be reasonable. In the event that the Actuarial Firm is serving as actuary for the Person effecting the Change in Control or is otherwise unavailable, Executive may appoint another nationally recognized actuarial firm to make the determinations required hereunder (which actuarial firm shall then be referred to as the Actuarial Firm hereunder). The Actuarial Firm shall provide its determination and detailed supporting calculations both to the Company and Executive within fifteen business days of the receipt of notice from Executive that there has been a Qualifying Event, or such earlier time as is requested by the Company. All fees and expenses of the Actuarial Firm shall be borne solely by the Company.

       (f) The Company shall provide Executive with a fully paid-up term life insurance policy (with premiums pre-paid for the remainder of Executive's life) on Executive's life, providing Executive's beneficiaries with a death benefit of $50,000. In addition, if Executive is eligible for early or normal retirement benefits under the Qualified Pension Plan as of the date of termination of Executive's employment, the Company shall provide Executive a fully paid-up term life insurance policy (with premiums pre-paid for the remainder of Executive's life) on Executive's life, providing Executive's beneficiaries with a death benefit of two times Executive's Reference Salary. For purposes of determining Executive's entitlement to the life insurance policy described in the preceding sentence, the assumptions set forth in Sections 3.03(d)(i)(B) and 3.03(d)(i)(C) shall be taken into account.

       (g) Executive and Executive's spouse, for the remainder of their respective lives, and Executive's dependent children, for so long as they are under age 18 (or under age 23 if a full-time student), shall be entitled to free system-wide flight privileges on Company flights to any location which the Company serves. Such privileges shall entitle Executive, Executive's spouse and Executive's dependent children to unlimited space available first-class tickets, but Executive's dependent children shall not be entitled to first-class privileges if under age 8; provided further that all of such flight privileges shall otherwise be subject to the same conditions and restrictions as pertain from time to time to the flight privileges generally provided by the Company to its retirees. Nothing herein shall be deemed as a limitation upon any retiree flight privileges for which Executive may otherwise qualify.

     (h) In the case of a Qualifying Event described in Section 3.02(c), all outstanding stock options, stock appreciation rights, restricted stock (if not performance-based), or other non-performance-based awards held by Executive pursuant to the provisions of the Company's 1989 Stock Incentive Plan or any successor plan shall become immediately vested, nonforfeitable and exercisable as of the date of the Change in Control. In addition, in the case of such a Qualifying Event, the Company shall, with respect to any such stock option, stock appreciation right, restricted stock or other nonperformance-based award forfeited by Executive on or after the date of termination of Executive's employment (except where such forfeiture occurs solely by reason of expiration of the term of such award), pay to Executive a lump sum, in cash, equal to the fair market value such award would have had as of the date of the Change in Control, taking into account the exercise price, if any, associated with such award and treating such award as fully vested and exercisable.

     (i) The Company shall pay (or cause the Deferred Compensation Trust to pay) to Executive a lump sum, in cash, equal to the balance of Executive's accounts under the Deferred Compensation Plan.

     (j) The Company shall indemnify Executive (and Executive's legal representatives or other successors) to the fullest extent permitted by the Certificate of Incorporation and By-Laws of the Company, as in effect at such time or on the Effective Date, or by the terms of any indemnification agreement between the Company and Executive, whichever affords or afforded greater protection to Executive, and Executive shall be entitled to the protection of any insurance policies the Company may elect to maintain generally for the benefit of its directors and officers (and to the extent the Company maintains such an insurance policy or policies, Executive shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any Company officer or director), against all costs, charges and expenses whatsoever incurred or sustained by Executive or Executive's legal representatives at the time such costs, charges and expenses are incurred or sustained, in connection with any action, suit or proceeding to which Executive (or Executive's legal representatives or other successors) may be made a party by reason of Executive's being or having been a director, officer or employee of the Company, or any Subsidiary or Executive's serving or having served any other enterprise as a director, officer, employee or fiduciary at the request of the Company.

                                   ARTICLE 4

                              CERTAIN TAX PAYMENTS

     SECTION 4.01. Gross-Up Payment. The Company shall pay to Executive an additional lump sum payment (the "Gross-Up Payment"), in cash, equal to the sum of the amounts described in Paragraphs A and B (if any), below:

            A.  Executive shall be entitled under this paragraph to the sum of
       (i) the present value of all of Executive's applicable Federal, state and local taxes arising due to payments or coverage provided under Section 3.03(e), and (ii) an additional amount such that after payment by Executive of all of Executive's applicable Federal, state and local taxes on such additional amount, Executive will retain an amount equal to the total of Executive's applicable Federal, state and local taxes arising due to the payment required pursuant to clause (i) above. For purposes of clause (i) above, present value shall be determined using the appropriate "applicable federal rate" promulgated by the Treasury Department under Code Section 1274(d) for the month in which the Gross-Up Payment is made, assuming that all taxes will be paid on the due date therefor (without regard to extensions).

            B. If any portion of the Severance Benefits or any other payment under this Agreement, or under any other agreement with, or plan of the Company, including but not limited to stock options and other long-term incentives (in the aggregate "Total Payments") would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then Executive shall be entitled under this paragraph to an additional amount such that after payment by Executive of all of Executive's applicable Federal, state and local taxes, including any Excise Tax, imposed upon such additional amount, Executive will retain an amount equal to the Excise Tax imposed on the Total Payments. The amount determined under this Paragraph B upon the occurrence of a Qualifying Event shall be reduced by the amount of any Gross-Up Payment previously paid to Executive under Section 2.04.

For purposes of Paragraphs A and B above, Executive's applicable Federal, state and local taxes shall be computed at the maximum marginal rates, taking into account the effect of any loss of personal exemptions resulting from receipt of the Gross-Up Payment.

     SECTION 4.02. Determinations. All determinations required to be made under this Article 4, including the amount of the Gross-Up Payment, whether a payment is required under Paragraph B of Section 4.01, and the assumptions to be used in determining the Gross-Up Payment, shall be made by Arthur Andersen LLP (the "Accounting Firm") which shall provide detailed supporting calculations both to the Company and Executive within twenty business days of the receipt of notice from Executive that there has been a Qualifying Event, or such earlier time as is requested by the Company. In the event that the Accounting Firm is serving as accountant or auditor for the Person effecting the Change in Control or is otherwise unavailable, Executive may appoint another nationally recognized accounting firm to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Company.

     SECTION 4.03. Subsequent Redeterminations. Executive agrees (unless requested otherwise by the Company) to use reasonable efforts to contest in good faith any subsequent determination by the Internal Revenue Service that Executive owes an amount of Excise Tax greater than the amount determined pursuant to Section 4.02; provided, that Executive shall be entitled to reimbursement by the Company of all fees and expenses reasonably incurred by Executive in contesting such determination. In the event the Internal Revenue Service or any court of competent jurisdiction determines that Executive owes an amount of Excise Tax that is either greater or less than the amount previously taken into account and paid under this Article 4, the Company shall promptly pay to Executive, or Executive shall promptly repay to the Company, as the case may be, the amount of such excess or shortfall. In the case of any payment that the Company is required to make to Executive pursuant to the preceding sentence (a "Later Payment"), the Company shall also pay to Executive an additional amount such that after payment by Executive of all of Executive's applicable Federal, state and local taxes on such additional amount, Executive will retain an amount equal to the total of Executive's applicable Federal, state and local taxes arising due to the Later Payment. In the case of any repayment of Excise Tax that Executive is required to make to the Company pursuant to the second sentence of this Section 4.03, Executive shall also repay to the Company the amount of any additional payment received by Executive from the Company in respect of applicable Federal, state and local taxes on such repaid Excise Tax, to the extent Executive is entitled to a refund of (or has not yet paid) such Federal, state or local taxes.

                                   ARTICLE 5

                           SUCCESSORS AND ASSIGNMENTS

     SECTION 5.01 Successors. The Company will require any successor (whether by reason of a Change in Control, direct or indirect, by purchase, merger, consolidation, or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform the obligations under this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place.

     SECTION 5.02. Assignment by Executive. This Agreement shall inure to the benefit of and be enforceable by Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees, and legatees. If Executive should die while any amount is owed but unpaid to Executive hereunder, all such amounts, unless otherwise provided herein, shall be paid to Executive's devisee, legatee, or other designee, or if there is no such designee, to Executive's estate. Executive's rights hereunder shall not otherwise be assignable.

                                   ARTICLE 6

                                 MISCELLANEOUS

     SECTION 6.01 Notices. Any notice required to be delivered hereunder shall be in writing and shall be addressed if to the Company, to:

       Delta Air Lines, Inc.
       Hartsfield Atlanta International Airport
       Post Office Box 20706
       Atlanta, GA 30320-2534

       Attn: General Counsel;

       if to Executive, to Executive's last known address as reflected on the books and records of the Company or such other address as such party may hereafter specify for the purpose by written notice to the other party hereto. Any such notice shall be deemed received on the date of receipt by the recipient thereof if received prior to 5 p.m. in the place of receipt and such day is a business day in the place of receipt. Otherwise, any such notice shall be deemed not to have been received until the next succeeding business day in the place of receipt.

     SECTION 6.02. Legal Fees and Expenses. The Company shall pay all legal fees, costs of litigation, prejudgment interest, and other expenses which are reasonably incurred by Executive as a result of (i) the Company's refusal to provide Severance Benefits or other amounts in accordance herewith, (ii) the Company's (or any third party's) contesting the validity, enforceability, or interpretation of the Agreement, (iii) any conflict between the parties pertaining to this Agreement, (iv) Executive's contesting any determination by the Internal Revenue Service pursuant to Section 4.03, or (v) Executive's pursuing any claim under Section 6.16 hereof.

     SECTION 6.03. Arbitration. Executive shall have the right and option to elect (in lieu of litigation) to have any dispute or controversy arising under or in connection with this Agreement settled by arbitration, conducted before a panel of three arbitrators sitting in a location selected by Executive within 50 miles from the location of his or her job with the Company, in accordance with the rules of the American Arbitration Association then in effect. Executive's election to arbitrate, as herein provided, and the decision of the arbitrators in that proceeding, shall be binding on the Company and Executive. Judgment may be entered on the award of the arbitrator in any court having jurisdiction. All expenses of such arbitration, including the fees and expenses reasonably incurred by Executive, shall be borne by the Company.

     SECTION 6.04. Unfunded Agreement. Except to the extent otherwise provided in Article 2, the obligations of the Company under this Agreement represent an unsecured, unfunded promise to pay benefits to Executive and/or Executive's beneficiaries, and shall not entitle Executive or such beneficiaries to a preferential claim to any asset of the Company.

     SECTION 6.05. Non-Exclusivity of Benefits. Unless specifically provided herein, neither the provisions of this Agreement nor the benefits provided hereunder shall reduce any amounts otherwise payable, or in any way diminish Executive's rights as an employee of the Company, whether existing now or hereafter, under any compensation and/or benefit plans (qualified or nonqualified), programs, policies, or practices provided by the Company, for which Executive may qualify. Vested benefits or other amounts which Executive is otherwise entitled to receive under any plan, policy, practice, or program of the Company (i.e., including, but not limited to, vested benefits under the Qualified Pension Plan), at or subsequent to the date of termination of Executive's employment shall be payable in accordance with such plan, policy, practice, or program except as expressly modified by this Agreement.

     SECTION 6.06. Compensation Taken Into Account. Severance Benefits provided hereunder (other than the Base Salary and Reference Incentive

Compensation Award payable pursuant to Sections 3.03(a) or 3.03(b)) shall not be considered for purposes of determining Executive's benefits under any other plan or program of the Company (including without limitation the Qualified Pension Plan and the Nonqualified Pension Plans).

     SECTION 6.07. Employment Status. Nothing herein contained shall interfere with the Company's right to terminate Executive's employment with the Company at any time, with or without Cause, subject to the Company's obligation to provide such Severance Benefits and other amounts as may be required hereunder.

     SECTION 6.08 Mitigation. In no event shall Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to Executive under any of the provisions of this Agreement, nor shall the amount of any payment hereunder be reduced by any compensation earned by Executive as a result of employment by another employer.

     SECTION 6.09. No Set-Off. The Company's obligations to make all payments and honor all commitments under this Agreement shall be absolute and unconditional and shall not be affected by any circumstances including, without limitation, any set-off, counterclaim, recoupment, defense or other right which the Company may have against Executive.

     SECTION 6.10. Entire Agreement. This Agreement represents the entire agreement between the parties with respect to Executive's employment and/or severance rights upon a Change in Control, and supersedes all prior discussions, negotiations, and agreements concerning such rights, including, but not limited to, any prior severance agreement made between Executive and the Company.

     SECTION 6.11.  Tax Withholding.   Notwithstanding anything in this
Agreement to the contrary, the Company shall withhold from any amounts payable under this Agreement all federal, state, city, or other taxes as are legally required to be withheld.

     SECTION 6.12. Waiver of Rights. The waiver by either party of a breach of any provision of this Agreement shall not operate or be construed as a continuing waiver or as a consent to or waiver of any subsequent breach hereof.

     SECTION 6.13. Severability. In the event any provision of the Agreement shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Agreement, and the Agreement shall be construed and enforced as if the illegal or invalid provision had not been included.

     SECTION 6.14. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia without reference to principles of conflict of laws.

     SECTION 6.15. Counterparts. This Agreement may be signed in several counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were on the same instrument.

     SECTION 6.16. Claim Review Procedure. If Executive is denied benefits under this Agreement, Executive may request, in writing, a review of the denial by the Company or its designee within 60 days of receiving written notice of the denial. The Company shall respond in writing to a written request for review within 90 days of receipt of such request. Neither the claim procedure set forth in this Section 6.16 nor Executive's failure to adhere to such procedure shall derogate from Executive's right to enforce this Agreement through legal action, including arbitration as provided in Section 6.03.

                                   ARTICLE 7

                                  DEFINITIONS

     For purposes of this Agreement, the following terms shall have the meanings set forth below.

            "Accounting Firm" has the meaning accorded such term in
       Section 4.02.

            "Actuarial Firm" has the meaning accorded such term in
       Section 3.03(e)(iv).

            "Affiliate" and "Associate" have the respective meanings accorded to such terms in Rule 12b-2 under the Exchange Act as in effect on the Effective Date.

            "Base Salary" means, at any time, the then-regular annual rate of pay which Executive is receiving as annual salary.

            "Beneficial Ownership." A Person shall be deemed the "Beneficial Owner" of, and shall be deemed to "beneficially own," securities pursuant to Rule 13d-3 under the Exchange Act as in effect on the Effective Date.

            "Board" has the meaning accorded such term in the second "Whereas" clause of this Agreement.

            "Cause" means the occurrence of any one or more of the following:

                   (a) A demonstrably willful and deliberate act or failure to act by Executive (other than as a result of incapacity due to physical or mental illness) which is committed in bad faith, without reasonable belief that such action or inaction is in the best interests of the Company, and which act or inaction is not remedied within fifteen business days of written notice from the Company; or

                   (b) Executive's conviction for committing an act of fraud, embezzlement, theft, or any other act constituting a felony involving moral turpitude.

       Notwithstanding the foregoing, Executive shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to Executive a copy of a resolution duly adopted by the affirmative vote (which cannot be delegated) of not less than three-quarters of the entire membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice to Executive and an opportunity for Executive, together with Executive's counsel, to be heard before the Board), finding that, in the good faith opinion of the Board, Executive is guilty of conduct set forth above in clauses (a) or (b) of this definition and specifying the particulars thereof in detail.

            "Change in Control" means, and shall be deemed to have occurred upon, the first to occur of any of the following events:

                   (a) Any Person (other than an Excluded Person) acquires, together with all Affiliates and Associates of such Person, Beneficial Ownership of securities representing 20% or more of the combined voting power of the Voting Stock then outstanding, unless such Person acquires Beneficial Ownership of 20% or more of the combined voting power of the Voting Stock then outstanding solely as a result of an acquisition of Voting Stock by the Company which, by reducing the Voting Stock outstanding, increases the proportionate Voting Stock beneficially owned by such Person (together with all Affiliates and Associates of such Person) to 20% or more of the combined voting power of the Voting Stock then outstanding; provided, that if a Person shall become the Beneficial Owner of 20% or more of the combined voting power of the Voting Stock then outstanding by reason of such Voting Stock acquisition by the Company and shall thereafter become the Beneficial Owner of any additional Voting Stock which causes the proportionate voting power of Voting Stock beneficially owned by such Person to increase to 20% or more of the combined voting power of the Voting Stock then outstanding, such Person shall, upon becoming the Beneficial Owner of such additional Voting Stock, be deemed to have become the Beneficial Owner of 20% or more of the combined voting power of the Voting Stock then outstanding other than solely as a result of such Voting Stock acquisition by the Company;

                   (b) During any period of two consecutive years (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board (and any new Director, whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was so approved), cease for any reason to constitute a majority of Directors then constituting the Board;

                   (c) A reorganization, merger or consolidation of the Company is consummated, in each case, unless, immediately following such reorganization, merger or consolidation, (i) more than 50% of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the Voting Stock outstanding immediately prior to such reorganization, merger or consolidation, (ii) no Person (but excluding for this purpose any Excluded Person and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 20% or more of the voting power of the outstanding Voting Stock) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

                   (d) The shareholders of the Company approve (i) a complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company, other than to any corporation with respect to which, immediately following such sale or other disposition, (A) more than 50% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the Voting Stock outstanding immediately prior to such sale or other disposition of assets, (B) no Person (but excluding for this purpose any Excluded Person and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20% or more of the voting power of the outstanding Voting Stock) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of such corporation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (C) at least a majority of the members of the board of directors of such corporation were members of the Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.

       Notwithstanding the foregoing, in no event shall a "Change in Control" be deemed to have occurred (i) as a result of the formation of a Holding Company, or (ii) with respect to Executive, if Executive is part of a



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       "group," within the meaning of Section 13(d)(3) of the Exchange Act as in effect on the Effective Date, which consummates the Change in Control transaction. In addition, for purposes of the definition of "Change in Control" a Person engaged in business as an underwriter of securities shall not be deemed to be the "Beneficial Owner" of, or to "beneficially own," any securities acquired through such Person's participation in good faith in a firm commitment underwriting until the expiration of forty days after the date of such acquisition.

            "Code" means the Internal Revenue Code of 1986, as amended.

            "Company" has the meaning accorded such term in the introductory paragraph of this Agreement.

            "Deferred Compensation Plan" means the Company's Executive Deferred Compensation Plan (or any similar successor plan adopted by the Company), as in effect immediately prior to the Change in Control.

            "Deferred Compensation Trust" has the meaning accorded such term in Section 2.01.

            "Disability" means Long-Term Disability, as such term is defined in the Disability Plan.

            "Disability Plan" means the Delta Family-Care Disability and Survivorship Plan (or any successor disability and/or survivorship plan adopted by the Company), as in effect immediately prior to the Change in Control (subject to changes in coverage levels applicable to all employees generally covered by such Plan).

            "Earliest Retirement Date" means the earliest date, after the date of termination of Executive's employment, as of which Executive would be eligible to commence receiving retirement benefits under the Qualified Pension Plan.

            "Effective Date" has the meaning accorded such term in the introductory paragraph of this Agreement.

            "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.


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


            "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            "Excise Tax" has the meaning accorded such term in Section 4.01.

            "Excluded Person" means (i) the Company; (ii) any of the Company's Subsidiaries; (iii) any Holding Company; (iv) any employee benefit plan of the Company, any of its Subsidiaries or a Holding Company; or (v) any Person organized, appointed or established by the Company, any of its Subsidiaries or a Holding Company for or pursuant to the terms of any plan described in clause (iv).

            "Executive" has the meaning accorded such term in the introductory paragraph of this Agreement.

            "Good Reason" means, without Executive's express written consent, the occurrence of any one or more of the following:

                   (a) The assignment to Executive of duties inconsistent with Executive's authorities, duties, responsibilities and status as an officer of the Company, or a reduction or alteration in the nature or status of Executive's authorities, duties, or responsibilities, from those in effect as of the Reference Date; other than an insubstantial and inadvertent act that is remedied by the Company promptly after receipt of notice thereof given by Executive;

                   (b) The Company's requiring Executive to be based at a location in excess of 50 miles from Executive's principal job location or office immediately prior to the Reference Date; except for required travel on the Company's business to an extent consistent with Executive's business travel obligations immediately prior to the Reference Date;

                   (c) A reduction by the Company of Executive's Base Salary as in effect on the Reference Date (other than pursuant to a reduction by a uniform percentage of the salary of all full-time domestic employees of the Company who are not subject to a collective bargaining agreement); or a reduction in Executive's short-term or long-term incentive compensation opportunities under the executive incentive compensation plans of the Company for which Executive is eligible as in effect on the Reference Date;


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


                   (d) The failure by the Company to keep in effect compensation, retirement, health and welfare benefits, or perquisite programs under which Executive receives benefits substantially similar, in the aggregate, to the benefits under such programs as exist immediately prior to the Reference Date (other than pursuant to an equivalent reduction in such benefits of all full-time domestic employees of the Company who are not subject to a collective bargaining agreement); or the failure of the Company to meet the funding requirements, if any, of any of such programs; or

                   (e) Any material breach by the Company of its obligations under this Agreement or any failure of a successor of the Company to assume and agree to perform the Company's entire obligations under this Agreement, as required by Article 5 herein, provided that such successor has received at least ten days written notice from the Company or Executive of the requirements of Article 5.

            "Gross-Up Payment" has the meaning accorded such term in Section
       4.01.

            "Holding Company" means an entity that becomes a holding company for the Company or its businesses as a part of any reorganization, merger, consolidation or other transaction, provided that the outstanding shares of common stock of such entity and the combined voting power of the then outstanding voting securities of such entity entitled to vote generally in the election of directors is, immediately after such reorganization, merger, consolidation or other transaction, beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Voting Stock outstanding immediately prior to such reorganization, merger, consolidation or other transaction in substantially the same proportions as their ownership, immediately prior to such reorganization, merger, consolidation or other transaction, of such outstanding Voting Stock.

            "Initial Term" has the meaning accorded such term in Section 1.01.

            "Later Payment" has the meaning accorded such term in
       Section 4.03.

            "Medical Plans" means the DeltaFlex and the Delta Family-Care Medical Plans (or any successor medical plans adopted by the Company), as in effect immediately prior to the Change in Control (subject to changes in coverage levels applicable to all employees generally covered by such Plans).

       "Nonqualified Pension Plans" means the 1991 Delta Excess Benefit Plan and the Delta Supplemental Excess Benefit Plan (or any successor nonqualified defined benefit retirement plans adopted by the Company).

            "Person" means an individual, corporation, partnership, association, trust or any other entity or organization.

            "Qualified Pension Plan" means the Delta Family-Care Retirement Plan (or any successor qualified defined benefit retirement plan adopted by the Company).

            "Qualifying Event" has the meaning accorded such term in Section
       3.02.

            "Reference Date" means the earlier to occur of (i) a Change in Control and (ii) the date 90 days prior to the termination of Executive's employment.

            "Reference Incentive Compensation Award" means:

                   (a) for purposes of Article 2 hereof, the greater of the
              target annual incentive compensation award or bonus (A) for the Company's most recently completed fiscal year prior to the Change in Control; and (B) for the Company's fiscal year that includes the Change in Control.

                   (b) for purposes of Article 3 hereof, the greater of the
              target annual incentive compensation award or bonus (A) for the Company's most recently completed fiscal year prior to the termination of Executive's employment; and (B) for the Company's fiscal year that includes Executive's termination of employment.

            For purposes of both parts (a) and (b) of this definition, the "target annual incentive compensation award or bonus" with respect to any fiscal year shall be determined by multiplying the target salary percentage applicable to Executive for such year by the Reference Salary.

            "Reference Long-Term Award" means, for each performance period that includes the date of a Change in Control under a long-term incentive plan maintained by the Company, the greater of (i) the actual award payable to Executive for such performance period, calculated as if such performance period had ended on the date of the Change in Control and (ii) the target award payable to Executive for such performance period.
              "Reference Salary" means the greater of Executive's annual rate of Base Salary as in effect (i) upon the date of termination of Executive's employment, and (ii) immediately prior to the Change in Control.
              "Severance Benefits" has the meaning accorded such term in Section 3.03.
              "Subsidiary" of any Person means any other Person of which securities or other ownership interests having voting power to elect a majority of the board of directors or other Persons performing similar functions are at the time directly or indirectly owned by such Person.
              "Successive Period" has the meaning accorded such term in Section 1.02.
              "Total Payments" has the meaning accorded such term in Section
       4.01.
              "Trust Instrument" has the meaning accorded such term in Section 2.01.
              "Voting Stock" means securities of the Company entitled to vote generally in the election of members of the Board.

       IN WITNESS WHEREOF, the Company and Executive have executed this Agreement, to be effective as of the day and year first written above.

EXECUTIVE                          Delta Air Lines, Inc.


                                   By:
------------------------------          ----------------------------------
                                    Name:
                                   Title:











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